Exhibit 31.2

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Edward J. Lipkus, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Vecta Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Edward J. Lipkus III
Date	April 28, 2023	Edward J. Lipkus III
Vice President and Chief Financial Officer